SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  June 5, 2003
(Date of earliest event reported)

Commission File No.:  333-104283-01



                          Morgan Stanley Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                                              13-3291626
--------------------------------------------------------------------------------
(State or Other Jurisdiction                                 (I.R.S. Employer
     of Incorporation)                                       Identification No.)



   1585 Broadway, New York, New York                               10036
--------------------------------------------------------------------------------
(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 2.     Acquisition or Disposition of Assets.
            ------------------------------------

            On June 5, 2003, a series of certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-IQ4 (the "Certificates"), were issued pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, paying agent and certificate registrar. The Certificates consist of twenty-eight classes identified as "Class A-1 Certificates," "Class A-2 Certificates," "Class X-1 Certificates," "Class X-2 Certificates," "Class B Certificates," "Class C Certificates," "Class D Certificates," "Class E Certificates," "Class F Certificates," "Class G Certificates," "Class H Certificates," "Class J Certificates," "Class K Certificates," "Class L Certificates," "Class M Certificates," "Class N Certificates," "Class O Certificates," "Class MM-A Certificates," "Class MM-B Certificates," "Class TN-A Certificates," "Class TN-B Certificates," "Class TN-C Certificates," "Class TN-D Certificates," "Class TN-E Certificates," "Class EI Certificates," "Class R-I Certificates," "Class R-II Certificates" and "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund consisting primarily of a segregated pool of 111 fixed-rate, commercial and multifamily mortgage loans having, as of the close of business on June 1, 2003, an aggregate principal balance of $797,767,609 after taking account of all payments of principal due on the Mortgage Loans on or before such date, whether received or not.

            The Class A-1 Certificates have an initial Certificate Balance of $178,879,000. The Class A-2 Certificates have an initial Certificate Balance of $449,730,000. The Class X-1 Certificates have an initial Notional Amount of $727,767,609. The Class X-2 Certificates have an initial Notional Amount of $667,249,000. The Class B Certificates have an initial Certificate Balance of $18,194,000. The Class C Certificates have an initial Certificate Balance of $23,652,000. The Class D Certificates have an initial Certificate Balance of $4,549,000. The Class E Certificates have an initial Certificate Balance of $7,278,000. The Class F Certificates have an initial Certificate Balance of $7,277,000. The Class G Certificates have an initial Certificate Balance of $8,188,000. The Class H Certificates have an initial Certificate Balance of $8,187,000. The Class J Certificates have an initial Certificate Balance of $3,639,000. The Class K Certificates have an initial Certificate Balance of $1,819,000. The Class L Certificates have an initial Certificate Balance of $5,459,000. The Class M Certificates have an initial Certificate Balance of $1,819,000. The Class N Certificates have an initial Certificate Balance of $1,819,000. The Class O Certificates have an initial Certificate Balance of $7,278,609. The Class MM-A Certificates have an initial Certificate Balance of $10,000,000. The Class MM-B Certificates have an initial Certificate Balance of $5,000,000. The Class TN-A Certificates have an initial Certificate Balance of $6,003,164. The Class TN-B Certificates have an initial Certificate Balance of $5,430,600. The Class TN-C Certificates have an initial Certificate Balance of $5,430,600. The Class TN-D Certificates have an initial Certificate Balance of $5,430,600. The Class TN-E Certificates have an initial Certificate Balance of $32,705,036. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            ----------------------------------------------------------
Exhibits.

(c)   Exhibits

      Exhibit No.                                 Description
      -----------                                 -----------

      4.1 Pooling and Servicing Agreement, dated as of June 1, 2003, among Morgan Stanley Capital I Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, Midland Loan Services, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, paying agent and certificate registrar.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY CAPITAL I INC.



                                       By: /s/ Warren H. Friend
                                           -----------------------------------
                                           Name:  Warren H. Friend
                                           Title: Vice President

Date:  June 19, 2003

                                INDEX TO EXHIBITS
                                -----------------


                                                                Paper (P) or
Exhibit No.          Description                                Electronic (E)
-----------          -----------                                --------------

    4.1              Pooling and Servicing Agreement, dated           E
                     as of June 1, 2003, among Morgan
                     Stanley Capital I Inc., as depositor,
                     GMAC Commercial Mortgage Corporation,
                     as master servicer, Midland Loan
                     Services, Inc., as special servicer,
                     and Wells Fargo Bank Minnesota, N.A.,
                     as trustee, paying agent and
                     certificate registrar.